EXECUTION VERSION

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (as amended, modified, waived, supplemented, extended, restated or replaced from time to time, this “Guaranty”), is made as of the 13th day of November, 2006, by MMA REALTY CAPITAL, LLC, a Maryland limited liability company (together with its successors and permitted assigns and any other Person that becomes a limited guarantor under this Guaranty, the “Limited Guarantor”), for the benefit of WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company, as the deal agent (together with its successors and assigns, the “Deal Agent”), VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company, as the purchaser (together with its successors and assigns, the “Purchaser”), and the other Secured Parties under the Repurchase Agreement (defined below) (together with their successors and assigns, the “Secured Parties”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Repurchase Agreement (defined below).

RECITALS:

WHEREAS, under and subject to the terms of the Master Repurchase Agreement (including the annexes, schedules and exhibits thereto), dated as of November 13, 2006 (as amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Repurchase Agreement”), among MMA Realty Capital Repurchase Subsidiary, LLC, as the seller (together with its successors and permitted assigns and any other Person that becomes a seller under the Repurchase Agreement, the “Seller”), the Purchaser, as the purchaser, the Deal Agent, as the deal agent, the Limited Guarantor, as the limited guarantor, and Municipal Mortgage & Equity, LLC, a Delaware limited liability company, as the parent (together with its successors and assigns, the “Parent”), the Seller may sell and the Purchaser may purchase certain Eligible Assets with a simultaneous agreement by such Seller to repurchase those assets;

WHEREAS, the Seller is an Affiliate of the Limited Guarantor;

WHEREAS, the Limited Guarantor will benefit directly or indirectly from the transactions contemplated under the Repurchase Agreement; and

WHEREAS, the Deal Agent, the Purchaser and the other Secured Parties are unwilling to enter into the Repurchase Agreement or the transactions contemplated thereby without the benefit of this Guaranty.

NOW, THEREFORE, based upon the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Limited Guarantor, intending to be legally bound, hereby agrees as follows:

1. Guaranty of Payment and Performance.

The Limited Guarantor hereby absolutely, primarily, unconditionally and irrevocably guarantees, as primary obligor and as guarantor of payment and performance and not merely as surety or guarantor of collection, to the Deal Agent, the Purchaser and the other Secured Parties subject to the terms of this Section 1 the payment, when due, by maturity, acceleration or otherwise, of the Guarantee Liabilities, however created, arising or evidenced, whether direct or indirect, primary or secondary, absolute or contingent, joint or several and whether now or hereafter existing or due or to become due. For the purposes hereof, the term “Guarantee Liabilities” means (i) any and all Losses incurred by the Deal Agent, the Purchaser, the other Secured Parties and any other Affected Party due to, arising out of or from, relating or attributable to, resulting from or in connection with any fraud, intentional misrepresentation or willful misconduct by the Seller, the Pledgor, the Limited Guarantor, the Parent or any other Repurchase Party relating to, arising out of or from or in connection with the execution, delivery, consummation, administration and/or performance of any Repurchase Document, the Facility, the Mortgage Loan Documents or relating to, arising out of or from or in connection with any certificate, report, statement, information, financial statement, instrument or document made, given, furnished, delivered or provided to the Deal Agent, the Purchaser, any Secured party or any other Affected Party; and (ii) any and all Losses incurred by the Deal Agent, the Purchaser, the other Secured Parties and any other Affected Party in connection with the Facility due to, arising out of or from, relating or attributable to, resulting from or in connection with (1) a past, present or future violation or alleged violation of any Environmental Laws in connection with any Property or Underlying Mortgaged Property by any Person or other source, whether related or unrelated to the Seller, the Pledgor, the Limited Guarantor, the Parent, any other Repurchase Party or any Borrower, (2) any presence of any Materials of Environmental Concern in, on, within, above, under, near, affecting or emanating from any Property or Underlying Mortgaged Property, (3) the failure to timely perform any Remedial Work, (4) any past, present or future activity by any Person or other source, whether related or unrelated to the Seller, the Pledgor, the Limited Guarantor, the Parent, any other Repurchase Party or any Borrower in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any Property or Underlying Mortgaged Property of any Materials of Environmental concern at any time located in, under, on, above or affecting any Property or Underlying Mortgaged Property, (5) any past, present or future actual Release (whether intentional or unintentional, direct or indirect, foreseeable or unforeseeable) to, from, on, within, in, under, near or affecting any Property or Underlying Mortgaged Property by any Person or other source, whether related or unrelated to the Seller, the Pledgor, the Limited Guarantor, the Parent, any other Repurchase Party or any Borrower, (6) the imposition, recording or filing or the threatened imposition, recording or filing of any Lien on any Property or Underlying Mortgaged Property with regard to, or as a result of, any Materials of Environmental Concern or pursuant to any Environmental Law, and (7) any misrepresentation or inaccuracy in any representation or warranty in any material respect or material breach or failure to perform any covenants or other obligations pursuant to this Guaranty, the other Repurchase Documents or any of the Mortgage Loan Documents, in each case, relating solely to environmental matters. For purposes of this Guaranty, the term Losses shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable legal fees and other costs of defense). Notwithstanding any provision to the contrary contained herein or in any of the other Repurchase Documents, the obligations of the Limited Guarantor (if more than one) hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any Applicable Law of any state.

2. Release of Collateral, Parties Liable, etc.

The Limited Guarantor agrees that (a) any or all of the Purchased Items, the Pledged Collateral and other collateral, security and Property now or hereafter held for the Guaranty or the Guarantee Liabilities may be exchanged, released, terminated, modified, sold, assigned, participated, pledged, compromised, surrendered or otherwise transferred or disposed of from time to time; (b) except as expressly set forth in the Repurchase Documents, the Deal Agent, the Purchaser and the other Secured Parties shall have no obligation to protect, perfect, secure or insure any Purchased Item, the Pledged Collateral or any collateral, security, Property, Liens, interests or encumbrances now or hereafter held for the Guaranty or the Guarantee Liabilities or the Properties subject thereto; (c) the time, place, manner or terms of payment of the Guarantee Liabilities may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (d) the Seller, the Pledgor, the Parent, the other Repurchase Parties and other Persons may be granted indulgences generally; (e) any of the provisions of the Repurchase Agreement and the other Repurchase Documents and the Guarantee Liabilities may be modified, amended, waived, supplemented, replaced or restated from time to time; (f) any party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, may be granted indulgences or released; and (g) any deposit balance for the credit of the Seller or any other party liable for the payment of the Guarantee Liabilities, including, without limitation, other guarantors, or liable upon any security therefor, may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Guarantee Liabilities, all of the foregoing in clauses (a) through (g) without notice to or further assent by the Limited Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release or other act.

3. Waiver of Rights.

The Limited Guarantor expressly waives: (a) notice of acceptance of this Guaranty by the Deal Agent, the Purchaser and the other Secured Parties and of all extensions of credit, loans or advances to or purchases from the Seller by the Deal Agent, the Purchaser and the other Secured Parties; (b) presentment and demand for payment of any of the Guarantee Liabilities; (c) protest and notice of dishonor or of default to the Limited Guarantor or to any other party with respect to the Guarantee Liabilities or with respect to any collateral, security or Property therefor; (d) notice of the Deal Agent, the Purchaser and the other Secured Parties obtaining, amending, substituting for, releasing, waiving, modifying, extending, replacing or restating all or any portion of the Guarantee Liabilities, the Repurchase Agreement, any other Repurchase Document, other guarantees or any Lien now or hereafter securing the Guarantee Liabilities or the Guaranty, or the Deal Agent, the Purchaser or the other Secured Parties subordinating, compromising, discharging, terminating or releasing such Liens; (e) notice of the execution and delivery by the Seller, the Deal Agent, the Purchaser, the other Secured Parties or any other Person of any other loan, purchase, credit or security agreement or document or of the Seller’s or such other Person’s execution and delivery of any promissory notes or other documents arising under or in connection with the Repurchase Documents or in connection with any purchase of the Seller’s or such other Person’s Property or assets; (f) notice of the occurrence of any breach by the Seller, the Pledgor, the Parent, any other Repurchase Party or any other Person or of any Event of Default; (g) notice of the Deal Agent’s, the Purchaser’s or the other Secured Parties’ transfer, disposition, assignment, sale, pledge or participation of the Guarantee Liabilities, the Purchased Items, the Pledged Collateral, the Repurchase Documents, the Mortgage Loan Documents, or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities or any portion of the foregoing; (h) notice of the sale or foreclosure (or posting or advertising for sale or foreclosure) of all or any portion of any Purchased Item, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities; (i) notice of the protest, proof of non–payment or default by the Seller or any other Person; (j) any other action at any time taken or omitted by the Deal Agent, the Purchaser or the other Secured Parties, and, generally, all demands and notices of every kind in connection with this Guaranty, the Repurchase Documents, the Guarantee Liabilities, the Purchased Items, the Pledged Collateral, any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranty or the Guarantee Liabilities and the obligations hereby guaranteed; (k) all other notices to which the Limited Guarantor might otherwise be entitled; (l) demand for payment under this Guaranty; and (m) any right to assert against the Deal Agent, the Purchaser or the other Secured Parties, as a defense, counterclaim, set–off or cross–claim, any defense (legal or equitable), set–off, counterclaim or claim of any kind or nature whatsoever that the Limited Guarantor may now or hereafter have against the Deal Agent, the Purchaser or the other Secured Parties (other than payment in full of the Guarantee Liabilities), the Seller or any other Person, but such waiver shall not prevent the Limited Guarantor from asserting against the Deal Agent, the Purchaser and the other Secured Parties in a separate action, any claim, action, cause of action or demand that the Limited Guarantor might have, whether or not arising out of this Guaranty. It shall not be necessary for the Deal Agent, the Purchaser and the other Secured Parties (and the Limited Guarantor hereby waives any rights which the Limited Guarantor may have to require the Deal Agent, the Purchaser and the other Secured Parties), in order to enforce the obligations of the Limited Guarantor hereunder, to (i) institute suit, enforce its rights or exhaust its remedies against the Seller, the Pledgor, the Parent, any other Repurchase Party, others liable on the Guarantee Liabilities, the Borrowers or any other Person, (ii) enforce the Deal Agent’s, the Purchaser’s or the other Secured Parties’ rights or exhaust its remedies under or with respect to the Mortgage Loan Documents and the collateral and Property secured thereby, the Purchased Items, the Pledged Collateral or any collateral, security or Property which shall ever have been given to secure the Guaranty or the Guarantee Liabilities, (iii) enforce the Deal Agent’s, the Purchaser’s or the other Secured Parties’ rights against any other guarantors of the Guarantee Liabilities, (iv) join the Seller, others liable on the Guarantee Liabilities or any other Person in any action seeking to enforce this Guaranty, (v) mitigate damages or take any other action to reduce, collect or enforce the Guarantee Liabilities, or (vii) resort to any other means of obtaining payment of the Guarantee Liabilities.

4. Validity of Guaranty.

The validity of this Guaranty, the obligations of the Limited Guarantor hereunder and the Deal Agent’s, the Purchaser’s and the other Secured Parties’ rights and remedies for the enforcement of the foregoing shall in no way be terminated, abated, reduced, released, modified, changed, discharged, diminished, affected, limited or impaired in any manner whatsoever by the happening from time to time of any event or condition of any kind whatsoever, including, without limitation, any of the following (and the Limited Guarantor hereby waives any common law, equitable, statutory, constitutional, regulatory or other rights (including rights to notice) which the Limited Guarantor might have as a result of or in connection with any of the following): (a) the assertion or non–assertion by the Deal Agent, the Purchaser or the other Secured Parties of any of the rights or remedies available to the Deal Agent, the Purchaser or the other Secured Parties pursuant to the provisions of the Repurchase Documents, the Mortgage Loan Documents or pursuant to any Applicable Law; (b) the waiver by the Deal Agent, the Purchaser or the other Secured Parties of, or the failure of the Deal Agent, the Purchaser or the other Secured Parties to enforce, or the lack of diligence by the Deal Agent, the Purchaser or the other Secured Parties in connection with, the enforcement of any of its rights or remedies under the Repurchase Documents, the Mortgage Loan Documents, the Purchased Items, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities; (c) the granting by the Deal Agent, the Purchaser or the other Secured Parties of (or failure by the Deal Agent, the Purchaser or the other Secured Parties to grant) any indulgence, forbearance, adjustment, compromise, consent, approval, waiver or extension of time; (d) the exercise by the Deal Agent, the Purchaser or the other Secured Parties of or failure to exercise any so–called self–help remedies; (e) any act, omission or condition that might in any manner or to any extent vary, alter, increase, extend or continue the risk to the Limited Guarantor or might otherwise operate as a discharge or release of the Limited Guarantor under Applicable Law; (f) any full or partial release or discharge of or accord and satisfaction with respect to liability for the Guarantee Liabilities, or any part thereof, of the Seller, the Limited Guarantor, the Pledgor, the Parent, any other Repurchase Party, any co–guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guarantee Liabilities, or any part thereof; (g) the impairment, modification, change, release, discharge or limitation of the liability of the Seller, the Limited Guarantor, the Pledgor, the Parent, any other Repurchase Party, any Borrower or any Person liable for or obligated on the Guarantee Liabilities, or any of their estates in bankruptcy, resulting from or pursuant to the bankruptcy or insolvency of any of the foregoing or the application of the Insolvency Laws or of or any decision of any court of the United States or any state thereof; (h) any present or future Applicable Law or order of any Governmental Authority (de jure or de facto) purporting to reduce, amend or otherwise affect the Guarantee Liabilities or to vary any terms of payment, satisfaction or discharge thereof; (i) the waiver, compromise, settlement, release, extension, amendment, change, modification, substitution, replacement, reduction, increase, alteration, rearrangement, renewal or termination of the terms of the Guarantee Liabilities, the Repurchase Documents, the Purchased Items, the Pledged Collateral, any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents, any or all of the obligations, covenants or agreements of the Seller, the Pledgor, the Parent, the other Repurchase Parties, the Borrowers or any other Person under the Repurchase Documents or Mortgage Loan Documents (except by satisfaction in full of all Guarantee Liabilities) or of the Limited Guarantor under this Guaranty and/or any failure of the Deal Agent, the Purchaser or the other Secured Parties to notify the Limited Guarantor of any of the foregoing; (j) the extension of the time for satisfaction, discharge or payment of the Guarantee Liabilities or any part thereof owing or payable by the Seller or any other Person under the Repurchase Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of this Guaranty or the extension or renewal of any thereof; (k) any existing or future offset, claim or defense (other than payment in full of the Guarantee Liabilities) of the Seller or any other Person against the Deal Agent, the Purchaser or the other Secured Parties or against payment of the Guarantee Liabilities, whether such offset, claim or defense arises in connection with the Guarantee Liabilities (or the transactions creating same) or otherwise; (l) the taking or acceptance or the existence of any other guaranty of or collateral, security or Property securing the Guarantee Liabilities in favor of the Deal Agent, the Purchaser, the other Secured Parties, any other Affected Party or any other Person specified in the Repurchase Documents or the enforcement or attempted enforcement of such other guaranty, collateral, security or Property; (m) any sale, lease, sublease or transfer of or Lien on all or a portion of the assets or Property of the Seller, the Pledgor, the Limited Guarantor, the Parent or any other Repurchase Party, or any changes in the shareholders, partners or members of the Seller, the Pledgor, the Limited Guarantor, the Parent or any other Repurchase Party, or any reorganization, consolidation or merger of the Seller, the Pledgor, the Limited Guarantor, the Parent or any other Repurchase Party; (n) the invalidity, illegality or unenforceability of all or any part of the Guarantee Liabilities, the Repurchase Documents, the Purchased Items, the Pledged Collateral, any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, the Mortgage Loan Documents or any document or agreement executed in connection with the foregoing, for any reason whatsoever, including, without limitation, the fact that (1) the Guarantee Liabilities, or any part thereof, exceeds the amount permitted by Applicable Law or violates usury laws, (2) the act of creating the Guarantee Liabilities, the Mortgage Assets, the Purchased Items, the Pledged Collateral, any collateral, security or Property securing the Guaranty or the Guarantee Liabilities or any part of the foregoing is ultra vires, (3) the officers or representatives executing the Mortgage Loan Documents or Repurchase Documents or otherwise creating the Guarantee Liabilities, the Mortgage Assets, the Purchased Items, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities acted in excess of their authority, (4) the Seller, the Pledgor, the Parent, any other Repurchase Party, any Borrower or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guarantee Liabilities wholly or partially uncollectible, (5) the creation, performance or repayment of the Guarantee Liabilities, the Mortgage Assets, the Purchased Items, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities (or the execution, delivery and performance of any Repurchase Document, Mortgage Loan Document or document or instrument representing part of the Guarantee Liabilities, the Mortgage Assets, the Purchase Items, the Pledged Collateral, any collateral, security or Property securing the Guaranty or the Guarantee Liabilities or executed in connection with the Guarantee Liabilities, the Mortgage Assets, the Purchased Items, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, or given to secure the repayment of the Guarantee Liabilities, the Mortgage Assets or the other Purchased Items) is illegal, uncollectible or unenforceable, or (6) any Mortgage Loan Document, any Repurchase Document or any other document, agreement or instrument has been forged or otherwise is irregular or not genuine or authentic; (o) any release, termination, sale, pledge, participation, transfer, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of the Purchased Items, the Pledged Collateral or any collateral, security or Property at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranty or the Guarantee Liabilities; (q) the failure of the Deal Agent, the Purchaser, the other Secured Parties or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of the Purchased Items, the Pledged Collateral or any other collateral, security or Property securing the Guaranty or the Guarantee Liabilities, including, but not limited to, any neglect, delay, omission, failure or refusal of the Deal Agent, the Purchaser or the other Secured Parties (1) to take or prosecute any action for the collection of any of the Guarantee Liabilities, the Pledged Collateral, any Purchased Item or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, (2) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose, upon any Purchased Item, the Pledged Collateral or any security, collateral or Property securing the Guaranty or Guarantee Liabilities, or (3) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guarantee Liabilities; (r) the fact that the Purchased Items, the Pledged Collateral or any collateral, secu

5. Primary Liability of the Limited Guarantor.

Without limiting the foregoing provisions, the Limited Guarantor agrees that this Guaranty may be enforced by the Deal Agent, the Purchaser and the other Secured Parties without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to any of the Repurchase Documents, the Purchased Items, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guaranty or the Guarantee Liabilities or otherwise, and the Limited Guarantor hereby waives the right to require the Deal Agent, the Purchaser and the other Secured Parties to proceed against the Seller, the Pledgor, the Parent, any other Repurchase Party, any Borrower or any other Person (including a co–guarantor) or to require the Deal Agent, the Purchaser and the other Secured Parties to pursue any other remedy or enforce any other right. The Limited Guarantor further agrees that the Limited Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever against any Person, or any right of recourse to the Purchased Items, the Pledged Collateral or any collateral, security or Property securing the Guaranty or the Guarantee Liabilities, so long as any such Guarantee Liabilities remain outstanding. The Limited Guarantor further agrees that nothing contained herein shall prevent the Deal Agent, the Purchaser and the other Secured Parties from suing on the Repurchase Agreement or any of the other Repurchase Documents or foreclosing its security interest in or Lien on any Purchased Item, the Pledged Collateral or any collateral, security or Property now or hereafter securing the Guaranty or the Guarantee Liabilities or from exercising any other rights available to it under the Repurchase Agreement or any of the other Repurchase Documents or any other instrument of security if none of the Seller, the Pledgor, the Limited Guarantor, the Parent or any other Repurchase Party timely perform the obligations of the Seller, the Pledgor, the Parent, all other Repurchase Parties or other Persons thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of the Limited Guarantor’s obligations hereunder; it being the purpose and intent of the Limited Guarantor that the Limited Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. The Limited Guarantor recognizes, acknowledges and agrees that the Limited Guarantor may be required to pay the Guarantee Liabilities in full (subject to the limit set forth in Section 1) without assistance or support of any other party, and the Limited Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guarantee Liabilities, or that the Deal Agent, the Purchaser and the other Secured Parties will look to other parties to pay or perform the Guarantee Liabilities. The Limited Guarantor recognizes, acknowledges and agrees that it is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of the Purchased Items, the Pledged Collateral or any of the collateral, security or Property securing the Guaranty or the Guarantee Liabilities.

6. Attorneys’ Fees and Costs of Collection.

If at any time or times hereafter any of the Deal Agent, the Purchaser or the other Secured Parties employs counsel to pursue collection, to preserve or enforce its rights under this Guaranty, or to intervene, to sue for enforcement of the terms of this Guaranty or to file a petition, complaint, answer, motion or other pleading in any suit or proceeding relating to this Guaranty, then, in such event, all of the reasonable attorneys’ fees, costs and expenses relating thereto and all other amounts (if any) owed by the Limited Guarantor under this Guaranty (other than the Guarantee Liabilities) shall be an additional liability of the Limited Guarantor to the Deal Agent, the Purchaser and the other Secured Parties (over and above any limitation set forth in Section 1, if any), payable on demand. The obligations contained in this Section 6 shall survive the termination of this Guaranty.

7. Security Interests and Setoff.

The Limited Guarantor agrees that in the event the Limited Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, the Deal Agent, the Purchaser and the other Secured Parties shall be entitled to (a) any and all remedies available to it under Applicable Law including, without limitation, all rights of setoff (subject to Section 33 of this Guaranty) and (b) the benefit of all Liens heretofore, now and at any time or times hereafter granted by such Limited Guarantor to the Deal Agent, the Purchaser and the other Secured Parties, if any, to secure such Limited Guarantor’s obligations hereunder.

8. Term of Guaranty.

This Guaranty shall continue in full force and effect until the Guarantee Liabilities are fully and indefeasibly paid, performed and discharged and the Repurchase Documents are terminated. This Guaranty covers the Guarantee Liabilities whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by the Deal Agent, the Purchaser and the other Secured Parties in stages or installments. Notwithstanding the foregoing, this Guaranty shall continue to be effective, or be reinstated, as the case may be, and any payment of the Guarantee Liabilities hereunder shall be reinstated, if at any time payment, or any part thereof, of any of the Guarantee Liabilities is rescinded or must otherwise be restored or returned by the Deal Agent, the Purchaser or the other Secured Parties as a preference, fraudulent conveyance or otherwise upon or in connection with an Insolvency Event or Insolvency Proceeding with respect to the Seller or any other Person obligated on or for the Guarantee Liabilities, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Seller or such other Person or any substantial part of such Seller’s or such other Person’s Property or assets, or otherwise, all as though such payments had not been made; provided that in the event payment of all or any part of the Guarantee Liabilities is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Deal Agent, the Purchaser and the other Secured Parties in defending and enforcing such reinstatement shall be deemed to be included as a part of the Guarantee Liabilities. This Guaranty shall not be affected or impaired in any manner whatsoever by the Back-Up Guaranty, the Parent’s failure to honor or make payments under the Back-Up Guaranty or any other issue or defense relating to the Back-Up Guaranty or the Parent.

9. Representations, Warranties and Covenants.

(a) The Limited Guarantor represents and warrants to, and covenants with, the Deal Agent, the Purchaser and the other Secured Parties, as of the date of this Guaranty, and shall be deemed to restate as of each Purchase Date, that:

(i) It is duly organized, validly existing and in good standing as a corporation, limited partnership or limited liability company under the laws of the jurisdiction of its organization or formation, and is duly qualified to do business and is in good standing in all jurisdictions in which the character of its Property or assets, the nature of its business or the performance of its obligations under any agreement to which it is a party or is bound makes such qualification necessary, except where the failure to so qualify will not, and could not reasonably be expected to have, a Material Adverse Effect.

(ii) It’s execution and delivery of, performance under and compliance with this Guaranty will not violate it’s Authority Documents or constitute a default (or an event that, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material Contractual Obligation, Indebtedness, Contingent Liability or Guarantee Obligation to which it is a party or by which it is bound.

(iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Guaranty, has duly authorized the execution, delivery and performance of this Guaranty, and has duly executed and delivered this Guaranty.

(iv) This Guaranty constitutes a valid, legal and binding obligation of such Limited Guarantor, enforceable against it in accordance with the terms hereof, subject to (A) Insolvency Laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(v) It is not in violation of, and its execution and delivery of, performance under and compliance with this Guaranty shall not constitute a violation of, its Authority Documents.

(vi) It is not in violation of, and its execution and delivery of, performance under and compliance with this Guaranty shall not constitute a violation of, any Applicable Law, any order or decree of any court or arbiter, or any order, regulation or demand of any Governmental Authority, in each case except where the failure such violation will not, and could not reasonably be expected to, have a Material Adverse Effect.

(vii) No consent, approval, authorization or order of any Governmental Authority is required for the consummation by it of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained.

(viii) No litigation is pending or, to the best of the Limited Guarantor’s knowledge, threatened against it that, if determined adversely to it, would prohibit the Limited Guarantor from entering into or performing this Guaranty or that, in the Limited Guarantor’s good faith and reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Guaranty or the financial condition of it.

(ix) Neither the Limited Guarantor, the Seller, the Pledgor, the Parent nor any principal or owner of the Seller’s sole member has ever been convicted of a crime nor is the subject of any currently pending or threatened criminal proceeding.

(x) The Limited Guarantor is not the subject of any Insolvency Proceeding.

(xi) The Limited Guarantor is an Affiliate of the Seller and has received or will receive direct or indirect benefit from and adequate consideration for the making of this Guaranty with respect to the Guarantee Liabilities.

(xii) The recitals to this Guaranty are true and correct.

(xiii) The Limited Guarantor has received valuable consideration, fair value, fair consideration or reasonable equivalent value for the Guarantee Liabilities, and (2) the Guarantee Liabilities (A) will not render the Limited Guarantor not Solvent, (B) will not leave the Limited Guarantor with an unreasonably small amount of capital to conduct its business, and (C) will not cause the Limited Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature.

(b) The Limited Guarantor further represents and warrants to the Deal Agent, the Purchaser and the other Secured Parties that it is familiar with and has independent knowledge of, and has reviewed the books and records regarding, the Seller’s financial condition and affairs and the value of the Purchased Items and represents and agrees that it will keep so informed while this Guaranty is in force; provided, however, the Limited Guarantor acknowledges and agrees that it is not relying on such financial condition or collateral as an inducement to enter into this Guaranty. The Limited Guarantor agrees that the Deal Agent, the Purchaser and the other Secured Parties shall have no obligation to investigate the financial condition or affairs of the Seller for the benefit of the Limited Guarantor or to advise the Limited Guarantor of any matter relating to or arising under the Repurchase Agreement or any of the other Repurchase Documents or any fact respecting, or any change in, the financial condition or affairs of the Seller that might come to the knowledge of the Deal Agent, the Purchaser or the other Secured Parties at any time, whether or not the Deal Agent, the Purchaser or the other Secured Parties knows or believes or has reason to know or believe that any such fact or change is unknown to the Limited Guarantor or might (or does) materially increase the risk of the Limited Guarantor as guarantor or might (or would) affect the willingness of the Limited Guarantor to continue as guarantor with respect to the Guarantee Liabilities.

(c) The Limited Guarantor further represents and warrants to the Deal Agent, the Purchaser and the other Secured Parties that the financial statements (if any) and other financial information (if any) of the Limited Guarantor delivered to the Deal Agent, the Purchaser or the other Secured Parties prior to the Closing Date are true and correct and fairly represent in all material respects the financial condition of the Limited Guarantor on the date of the delivery of such information and that there has been no Material Adverse Effect since such date.

(d) The Limited Guarantor hereby agrees that (i) it shall deliver to the Deal Agent all financial statements, certifications and other information and documents required under the Repurchase Agreement and any other Repurchase Document and such other financial information as the Deal Agent, the Purchaser and the other Secured Parties may from time to time reasonably require and that such financial statements and other information shall be true and correct and fairly represent in all material respects the financial condition of such Limited Guarantor and its Subsidiaries on the date of delivery; (ii) it will not sell, assign, transfer or otherwise convey, in a single transaction or in a series of transactions, any material asset or portion of a material asset which would (A) result in a Material Adverse Effect or (B) violate the Repurchase Documents; (iii) it shall cause the Seller to comply with each and every agreement, obligation, duty and covenant under the Repurchase Documents and, to the extent the Seller does not fulfill its agreements, obligations, duties and covenants under the Repurchase Documents, the Limited Guarantor shall fulfill the same; (iv) it shall perform each and every agreement, obligation, duty and covenant that it has agreed to perform under any Repurchase Document and (v) it shall take all actions reasonably required by the Deal Agent, the Purchaser and the other Secured Parties to maintain the Deal Agent’s first priority perfect security interest in the Purchased Items, the Pledged Collateral and any collateral, security or Property securing the Guaranty and/or the Guarantee Liabilities.

(e) The representations, warranties and covenants of the Limited Guarantor set forth in this Section 9 shall survive the execution and delivery of this Guaranty and shall inure to the benefit of the Persons for whose benefit they were made for so long as this Guaranty is in effect. Upon discovery by any party hereto of a breach of any such representations, warranties and covenants, the party discovering such breach shall give prompt written notice thereof to the other.

10. Additional Liability of Limited Guarantor.

If the Limited Guarantor is or becomes liable for any Indebtedness owing by the Seller to the Deal Agent, the Purchaser or the other Secured Parties by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Limited Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

11. Cumulative Rights.

All rights of the Deal Agent, the Purchaser and the other Secured Parties hereunder or otherwise arising under the Repurchase Documents or any documents executed in connection with or as security for the Guarantee Liabilities or under Applicable Law are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting, limiting or impairing any other right of the Deal Agent, the Purchaser or the other Secured Parties and without limiting, affecting or impairing the liability of the Limited Guarantor.

12. Usury.

Notwithstanding any other provision contained herein to the contrary, no provision of this Guaranty shall require or permit the collection from the Limited Guarantor of interest in excess of the maximum rate or amount that the Limited Guarantor may be required or permitted to pay pursuant to any Applicable Law. In the event any such interest is collected, it shall be applied in reduction of the Limited Guarantor’s obligations hereunder, and the remainder of such excess collected shall be returned to the Limited Guarantor once such obligations have been fully satisfied.

13. Assignments.

(a) Assignments by Purchaser. This Guaranty is intended for and shall inure to the benefit of the Deal Agent, the Purchaser, the other Secured Parties and each and every Person who shall from time to time be or become the owner or holder of any of the Guarantee Liabilities, and each and every reference herein to the Deal Agent, the Purchaser and the other Secured Parties shall include and refer to each and every successor, assignee, pledgee and participant of the Deal Agent, the Purchaser and the other Secured Parties and the successors, assignees and participants of the foregoing at any time holding or owning any part of or interest in any part of the Guarantee Liabilities. This Guaranty shall be transferable and negotiable by the Deal Agent, the Purchaser and the other Secured Parties with the same force and effect, and to the same extent, that the Guarantee Liabilities are transferable and negotiable, it being understood and stipulated that, upon assignment or any such transfer by the Deal Agent, the Purchaser or the other Secured Parties of any of the Guarantee Liabilities, the legal holder or owner of said Guarantee Liabilities (or a part thereof or interest therein thus transferred or assigned) shall (except as otherwise stipulated by the Deal Agent, the Purchaser or the other Secured Parties in its assignment) have and may exercise all of the rights granted to the Deal Agent, the Purchaser and the other Secured Parties under this Guaranty to the extent of that part of or interest in the Guarantee Liabilities thus assigned or so transferred to said Person. The Limited Guarantor expressly waives notice of any such transfer or assignment of the Guarantee Liabilities, or any part thereof, or of the rights of the Deal Agent, the Purchaser and the other Secured Parties hereunder. The Limited Guarantor acknowledges and agrees that any action taken hereunder shall not release or discharge this Guaranty or any obligations of the Limited Guarantor hereunder.

(b) Assignments by Limited Guarantor. This Guaranty may not be assigned, and the Limited Guarantor’s agreements, duties, obligations and covenants hereunder may not be delegated, in whole or in part by the Limited Guarantor. All agreements, duties, obligations and covenants of the Limited Guarantor hereunder shall bind and shall be enforceable against the Limited Guarantor’s successors and assigns.

14. Application of Payments.

The Deal Agent, the Purchaser and the other Secured Parties may apply any payments received by it from any source against such portion of the Guarantee Liabilities and in such priority and fashion as it may deem appropriate in its sole and absolute discretion.

15. Counterclaims; Setoff.

The Limited Guarantor waives all rights to interpose any claims, deduction or counterclaims of any kind, nature or description in any action or proceeding instituted by the Deal Agent, the Purchaser or the other Secured Parties with respect to this Guaranty, the Guarantee Liabilities, the Purchased Items, the Pledged Collateral, the collateral, security or Property securing the Guaranty or the Guarantee Liabilities or any matter arising from or relating to any of the foregoing, except compulsory counterclaims. The Limited Guarantor hereby waives any right of setoff it may have or to which it may be entitled under this Guaranty, the Repurchase Documents or Applicable Law from time to time against the Deal Agent, the Purchaser and the other Secured Parties or any of their assets or Property. Notwithstanding anything to the contrary contained in this Guaranty, until the Guarantee Liabilities have been indefeasibly paid in full the Limited Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Limited Guarantor to the rights of the Deal Agent, the Purchaser and/or the other Secured Parties), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Seller, the Pledgor, the Parent, any other Repurchase Party or any other party liable for payment of any or all of the Guarantee Liabilities for any payment made by the Limited Guarantor under or in connection with this Guaranty or otherwise.

16. Bankruptcy Code Waiver.

In the event that the Seller becomes a debtor in any proceeding under the Bankruptcy Code, the Limited Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of such Seller, by reason of the existence of this Guaranty, and in connection herewith, the Limited Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. This waiver is given to induce the Deal Agent, the Purchaser and the other Secured Parties to enter into the transactions contemplated by the Repurchase Documents. After the Guarantee Liabilities are paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

17. The Seller’s and Pledgor’s Actions.

No encumbrance, assignment, leasing, subletting, sale or other transfer by the Seller, the Pledgor or the Parent of any of the Seller’s, the Pledgor’s or the Parent’ assets or Property shall operate to extinguish or diminish the liability of the Limited Guarantor under this Guaranty.

18. Subordination.

(a) As used in this Guaranty, the term “Limited Guarantor Claims” shall mean all debts, liabilities and other Indebtedness of the Seller, the Pledgor, the Parent, any other Repurchase Party or any other Person obligated to the Deal Agent, the Purchaser, the other Secured Parties or any other Person specified under any Repurchase Document to the Limited Guarantor, whether such debts, liabilities and other Indebtedness now exist or are hereafter incurred or arise, or whether the obligations of such Seller, Pledgor, the Parent, any other Repurchase Party or such other Person thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts, liabilities or other Indebtedness be evidenced by note, contract, open account or otherwise, and irrespective of the Person or Persons in whose favor such debts, liabilities or other Indebtedness may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by the Limited Guarantor. The Limited Guarantor Claims shall include, without limitation, all rights and claims of the Limited Guarantor against the Seller, the Pledgor, the Parent, other Repurchase Parties or other Persons (arising as a result of subrogation or otherwise) as a result of the Limited Guarantor’s payment of all or a portion of the Guarantee Liabilities. All Limited Guarantor Claims are and shall be subordinate to the Guarantee Liabilities.

(b) In the event of any Insolvency Proceedings involving the Limited Guarantor as debtor, the Deal Agent, the Purchaser and the other Secured Parties shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and any payments which would otherwise be payable upon Limited Guarantor Claims to the extent of any sums owed by the Limited Guarantor hereunder. The Limited Guarantor hereby assigns such dividends and payments to the Deal Agent, the Purchaser and the other Secured Parties. Should the Deal Agent, the Purchaser or the other Secured Parties receive, for application upon the Guarantee Liabilities, any such dividend or payment which is otherwise payable to the Limited Guarantor, and which, as between the Seller or any other Person described in clause (a) above on the one hand and the Limited Guarantor on the other, shall constitute a credit upon the Limited Guarantor Claims, then upon payment to the Deal Agent, the Purchaser and the other Secured Parties in full of the Guarantee Liabilities, the Limited Guarantor shall become subrogated to the rights of the Deal Agent, the Purchaser and the other Secured Parties to the extent that such payments to the Deal Agent, the Purchaser and the other Secured Parties on the Limited Guarantor Claims have contributed toward the liquidation of the Guarantee Liabilities, and such subrogation shall be with respect to that proportion of the Guarantee Liabilities which would have been unpaid if the Deal Agent, the Purchaser and the other Secured Parties had not received dividends or payments upon the Limited Guarantor Claims.

(c) In the event that, notwithstanding anything to the contrary in this Guaranty, the Limited Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, the Limited Guarantor agrees to hold in trust for the Deal Agent, the Purchaser and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to the Deal Agent, the Purchaser and the other Secured Parties, and the Limited Guarantor covenants promptly to pay the same to the Deal Agent, the Purchaser and the other Secured Parties.

(d) The Limited Guarantor agrees that any claims, charges or Liens against the Seller, the Pledgor, the Parent, other Repurchase Parties or any other Persons described under clause (a) above and/or such Seller’s, the Pledgor’s, the Parent’s, any other Repurchase Party’s or such other Person’s assets and Property with respect to the Limited Guarantor Claims shall be and remain inferior and subordinate to any claims, charges or Liens of the Deal Agent, the Purchaser and the other Secured Parties against the Seller, the Pledgor, the Parent, any other Repurchase Party or any such other Person and/or such Seller’s, such Pledgor’s, such Parent’s, any such other Repurchase Party’s or such other Person’s assets and Property, regardless of whether such claims, charges or Liens in favor of the Limited Guarantor or the Deal Agent, the Purchaser and the other Secured Parties presently exist or are hereafter created or attach. Without the prior written consent of the Deal Agent, the Purchaser and the other Secured Parties, the Limited Guarantor shall not (i) exercise or enforce any creditor’s right it may have against the Seller, the Pledgor, the Parent, any other Repurchase Party or any other Person described under clause (a) above, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any Insolvency Proceeding) to enforce any claims, charges, Liens, mortgage, deeds of trust, security interests, collateral rights, judgments or other encumbrances against the Seller, the Pledgor, the Parent, any other Repurchase Party or such other Person or the assets or Property of the Seller, the Pledgor, the Parent, any other Repurchase Party or such other Person held by the Limited Guarantor.

19. Commercial Transaction.

To induce the Deal Agent and the Purchaser to enter into this Guaranty and the transactions evidenced by and secured by the Repurchase Documents, the Limited Guarantor agrees that said transactions are commercial and not consumer transactions.

20. Books and Records.

In addition to any additional rights under the Repurchase Agreement and the other Repurchase Documents, the Deal Agent, the Purchaser and the other Secured Parties shall have the right at the Limited Guarantor’s cost, and the Limited Guarantor shall permit and shall cooperate with the Deal Agent, the Purchaser and the other Secured Parties in arranging for, at any reasonable time from time to time, the Deal Agent, the Purchaser and the other Secured Parties and/or its representatives, to review and audit all books, records and financial statements (including all supporting data and other records) of the Limited Guarantor, and the Limited Guarantor shall make all such books of account and records available for such examination, at the office where the same are regularly maintained. The Deal Agent, the Purchaser and the other Secured Parties shall have a right to copy, duplicate and make abstracts from such books and records as the Deal Agent, the Purchaser and the other Secured Parties may require.

21. Notices, Etc.

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to the Limited Guarantor on the one hand and the Deal Agent, the Purchaser and the other Secured Parties on the other, at the address set forth below or at such other address as shall be designated by such Person in a written notice to the other. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained. The failure of the Deal Agent, the Purchaser or the other Secured Parties to give any notice required hereunder (if any) shall not affect the liability or obligations of the Limited Guarantor hereunder. Unless otherwise expressly provided in this Guaranty, reference to any notice, request, approval, consent or determination provided for, permitted or required under the terms of this Guaranty with respect to the Seller, the Limited Guarantor, the Deal Agent, the Purchaser and the other Secured Parties means, in order for such notice, request, approval, consent or determination to be effective hereunder, such notice, request, approval or consent must be in writing.

If to the Limited Guarantor:

MMA Realty Capital, LLC 3000 Bayport Drive, Suite 1100 Tampa, Florida 33607 Attention:	Charles M. Pinckney
Facsimile No.:	(813) 425–8000
Confirmation No.:	(813) 868–8076

with a copy to:

MMA Realty Capital, LLC
621 E. Pratt Street, Suite 300
Baltimore, Maryland 21202 Attention:	Steve Goldberg, General Counsel
Facsimile No.:	(410) 727–5387
Confirmation No.:	(443) 263–2871

If to the Deal Agent, the Purchaser or the Secured Parties:

Wachovia Capital Markets, LLC
301 South College Street, NC0166
Charlotte, North Carolina 28288
Attention:	Joseph F. Cannon
Facsimile No.:	(704) 715–0066
Confirmation No.:	(704) 383–2324

with a copy to:

Variable Funding Capital Company LLC
c/o Wachovia Capital Markets, LLC
301 South College Street, TW10
Charlotte, North Carolina 28288
Attention:	Conduit Administration
Facsimile No.:	(704) 383–9579
Confirmation No.:	(704) 374–2520

With respect to notices required pursuant to Section 23, a copy of notices sent to VFCC shall be sent to:

Lord Securities Corp.
2 Wall Street, 19th Floor
New York, New York 10005
	Attention:	Vice President
	Facsimile No.:	(212) 346–9012
	Confirmation No.:	(212) 346–9008
22.	No Waiver.

No failure on the part of the Deal Agent, the Purchaser or the other Secured Parties to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any further exercise thereof or the exercise of any other right.

23. Amendments and Waivers.

No amendment, waiver or other modification of any provision of this Guaranty shall be effective without the written agreement of the Limited Guarantor, the Deal Agent and the Purchaser; provided, that, no such amendment, waiver or modification that is material shall be effective unless (if and to the extent required by the commercial paper program of the Purchaser as indicated in writing by the Deal Agent) the Rating Agencies shall have provided Ratings Confirmations. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

24. Severability; Integration.

Each provision of this Guaranty shall be valid, binding and enforceable to the fullest extent permitted by Applicable Law. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction (either in its entirety or as applied to any Person, fact, circumstance, action or inaction), the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or as applied to any other Person, fact, circumstance, action or inaction, shall not in any way be affected or impaired thereby. This Guaranty and any agreements or letters executed in connection herewith contain the final and complete integration of all prior expressions by the Limited Guarantor hereto with respect to the subject matter hereof and shall constitute the entire agreement of the Limited Guarantor hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

25. Heading and Exhibits.

The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules, exhibits and annexes (if any) attached hereto and referred to herein shall constitute a part of this Guaranty and are incorporated into this Guaranty for all purposes.

26. Governing Law.

THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

27. Waivers.

(a) THE LIMITED GUARANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY THE DEAL AGENT, THE PURCHASER, THE OTHER SECURED PARTIES, THE AFFECTED PARTIES OR ANY OF THEIR AFFILIATES OR AGENTS.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS GUARANTY, THE REPURCHASE DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY DEALINGS, COURSE OF DEALINGS, COURSE OF CONDUCT AMONG THEM OR ANY STATEMENTS (WRITTEN OR ORAL) OR OTHER ACTIONS OF ANY PARTY, AND NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CAN NOT BE OR HAS NOT BEEN WAIVED. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

(c) ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO WITH RESPECT TO THIS GUARANTY OR ANY OTHER REPURCHASE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY AND ASSETS, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST A PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER REPURCHASE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (c) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e) EXCEPT AS PROHIBITED BY LAW, THE LIMITED GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE LIMITED GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR THE DEAL AGENT, THE PURCHASER OR THE OTHER SECURED PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE DEAL AGENT, THE PURCHASER OR THE OTHER SECURED PARTIES WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL–ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

(f) EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE DEAL AGENT, THE PURCHASER, THE OTHER SECURED PARTIES AND THE LIMITED GUARANTOR HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THE BENEFITS OF THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(g) THE WAIVERS SET FORTH IN THIS SECTION 27 ARE IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR ANY OF THE OTHER REPURCHASE DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO ANY TRANSACTION ENTERED INTO HEREUNDER OR THEREUNDER. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

28. Taxes.

The provisions of Section 2.14 of the Repurchase Agreement shall be equally applicable to the Limited Guarantor and any payments made under this Guaranty.

29. Recitals.

The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

30. Counterparts.

This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

31. Discretion.

Reference herein or in any Repurchase Document to the Deal Agent’s, the Purchaser’s or the other Secured Parties’ discretion shall mean, unless otherwise stated herein or therein, the Deal Agent’s, the Purchaser’s and the other Secured Parties’ sole and absolute discretion, and the exercise of such discretion shall be final and conclusive. In addition, whenever the Deal Agent, the Purchaser and the other Secured Parties have a decision or right of determination or request, exercises any right given to it to agree, disagree, accept, consent, grant waivers, take action or no action or to approve or disapprove, or any arrangement or term is to be satisfactory or acceptable to or approved by (or any similar language or terms) the Deal Agent, the Purchaser and the other Secured Parties, the decision of the Deal Agent, the Purchaser or the other Secured Parties with respect thereto shall be in the sole and absolute discretion of the Deal Agent, the Purchaser and the other Secured Parties, and such decision shall be final and conclusive, except as may be otherwise specifically provided herein.

32. Recourse Against Certain Parties.

(a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Deal Agent, the Purchaser, the other Secured Parties or the Limited Guarantor as contained in this Guaranty, the Repurchase Documents or any other agreement, instrument or document entered into by the Deal Agent, the Purchaser, the other Secured Parties, the Limited Guarantor or any such party pursuant hereto or thereto or in connection herewith or therewith shall be had against any administrator of the Deal Agent, the Purchaser, the other Secured Parties, the Limited Guarantor or any incorporator, Affiliate (direct or indirect), owner, member, partner, stockholder, officer, director, employee, agent or attorney of the Deal Agent, the Purchaser, the other Secured Parties, the Limited Guarantor or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Deal Agent, the Purchaser, the other Secured Parties and the Limited Guarantor contained in this Guaranty, the Repurchase Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or thereto or in connection herewith or therewith are, in each case, solely the corporate obligations of the Deal Agent, the Purchaser, the other Secured Parties and the Limited Guarantor and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Deal Agent, the Purchaser, the other Secured Parties, the Limited Guarantor or any incorporator, owner, member, partner, stockholder, Affiliate (direct or indirect), officer, director, employee, agent or attorney of the Deal Agent, the Purchaser, the other Secured Parties, the Limited Guarantor or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of the Deal Agent, the Purchaser, the other Secured Parties or the Limited Guarantor contained in this Guaranty, the Repurchase Documents or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of the Deal Agent, the Purchaser, any other Secured Party or the Limited Guarantor and each incorporator, owner, member, partner, stockholder, affiliate, officer, director, employee, agent or attorney of the Deal Agent, the Purchaser, any other Secured Party or the Limited Guarantor, or of any such administrator, or any of them, for breaches by the Deal Agent, the Purchaser, any other Secured Party or the Limited Guarantor of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Guaranty. The provisions of this Subsection 32(a) shall survive the termination of this Guaranty.

(b) Notwithstanding anything in the Repurchase Documents to the contrary, the Purchaser shall not have any obligation to pay any amount required to be paid by it in excess of any amount available to the Purchaser after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of the Purchaser are contingent on the availability of funds in excess of the amounts necessary to pay its Commercial Paper Notes; and the Limited Guarantor agrees that it shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by the Purchaser exceeds the amount available to the Purchaser to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

33. Set–offs.

In addition to any rights and remedies of the Deal Agent, the Purchaser and the other Secured Parties provided by this Guaranty, the Repurchase Documents and by Applicable Law, the Deal Agent as agent for the Secured Parties and the Purchaser shall have the right, without prior notice to the Seller, the Limited Guarantor, the Pledgor, the Parent or any other Repurchase Party, any such notice being expressly waived by the Limited Guarantor to the extent permitted by Applicable Law, and regardless of the existence of any other collateral, upon any amount becoming due and payable by the Limited Guarantor to the Deal Agent, the Purchaser and the other Secured Parties hereunder, under the Repurchase Documents or otherwise (whether at the stated maturity, by acceleration or otherwise) to set–off and appropriate and apply against such amount any and all monies and other Property and assets of the Limited Guarantor, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness, claims, securities, collateral, Property, assets or proceeds of any of the foregoing in, as applicable, any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Deal Agent as agent for the Secured Parties, the Purchaser, any Person under the control of the Deal Agent as agent for the Secured Parties, the Purchaser and any successor or assign of the foregoing to or for the credit or the account of the Limited Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise. The Deal Agent agrees promptly to notify the Limited Guarantor after any such set–off and application made by the Deal Agent as agent for the Secured Parties and the Purchaser, provided that the failure to give such notice shall not affect the validity of such set–off and application. ANY AND ALL RIGHTS TO REQUIRE THE DEAL AGENT, THE PURCHASER AND THE OTHER SECURED PARTIES TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE AMOUNTS OWING TO THE DEAL AGENT, THE PURCHASER AND THE OTHER SECURED PARTIES BY THE SELLER, THE LIMITED GUARANTOR, THE PLEDGOR, THE PARENT OR ANY OTHER REPURCHASE PARTY UNDER THE REPURCHASE DOCUMENTS, PRIOR TO EXERCISING ITS RIGHT OF SET–OFF WITH RESPECT TO SUCH MONIES, SECURITIES, COLLATERAL, DEPOSITS, CREDITS OR OTHER PROPERTY OR ASSETS OF THE LIMITED GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE LIMITED GUARANTOR.

34. No Proceedings.

The Limited Guarantor hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchaser, the Deal Agent or any Secured Parties any Insolvency Proceeding so long as any commercial paper issued by the Purchaser shall be outstanding and there shall not have elapsed one (1) year and one (1) day since the last day on which any such commercial paper shall have been outstanding.

35. Deal Agent.

The Deal Agent, the Purchaser and the other Secured Parties hereby designate and appoint Wachovia Capital Markets, LLC as the Deal Agent under this Guaranty and the other Repurchase Documents, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Guaranty and the Repurchase Documents together with such powers as are reasonably incidental thereto. In addition, the Deal Agent shall take all administrative and other actions required of the Deal Agent, the Purchaser and the other Secured Parties under this Guaranty and the Repurchase Documents, except the funding of any Transaction, and the Deal Agent shall give and receive notices on the Deal Agent’s, the Purchaser’s and the other Secured Parties’ behalf, give or refuse consents on the Deal Agent’s, the Purchaser’s and the other Secured Parties’ behalf and receive payments on the Deal Agent’s, the Purchaser’s and the other Secured Parties’ behalf of any amounts due under this Guaranty or the other Repurchase Documents. All payments and notices shall be made to the Deal Agent on behalf of the Deal Agent, the Purchaser and the other Secured Parties at the office of the Deal Agent designated by the Deal Agent from time to time.

36. Third Party Beneficiary.

Each Secured Party (to the extent it is not otherwise a party hereto) is an intended third party beneficiary of this Guaranty entitled to enforce this Guaranty to the same extent as though it were a party hereto.

[Remainder of Page Intentionally Left Blank.]

THE LIMITED GUARANTOR:	MMA REALTY CAPITAL, LLC,

a Maryland limited liability company

	By: Name: Title:	/s/ Charles M. Pinckney Charles M. Pinckney Executive Vice President

Address for Notices:

MMA Realty Capital, LLC 3000 Bayport Drive, Suite 1100 Tampa, Florida 33607 Attention:	Charles M. Pinckney
Facsimile No.:	(813) 425–8000
Confirmation No.:	(813) 868–8076

with a copy to:

MMA Realty Capital, LLC
621 E. Pratt Street, Suite 300
Baltimore, Maryland 21202 Attention:	Steve Goldberg, General Counsel
Facsimile No.:	(410) 727–5387
Confirmation No.:	(443) 263–2871

STATE OF      ,

     County ss:

I hereby certify that on this [     ] day of [     ], 2006, [     ], before me, the subscriber, a Notary Public of the State of [     ], in and for the [     ], personally appeared [     ], [     ], of MMA Realty Capital, LLC, a Maryland limited liability company, and known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and on behalf of said limited liability company, that he, on behalf of said limited liability company, executed the same for the purposes therein contained.

As Witness: my hand and notarial seal.

My Commission Expires:

Notary Public